Exhibit 99.1

Second Quarter 2014 Investor Presentation August 5, 2014

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation A Proven Track Record 3 40 years of sustained, profitable growth

See Notice About This Presentation 4 HCC Overview

See Notice About This Presentation What Is HCC? Specialty Insurance Underwriter 5

Over 100 Specialty Lines Diverse, non-correlated lines of business See Notice About This Presentation 6

See Notice About This Presentation Performance Through Cycles Consistent, top-tier financial results and value creation regardless of market cycles 7

See Notice About This Presentation Strong Balance Sheet AA (Very Strong) from Standard & Poor’s A+ (Superior) from A.M. Best Company AA (Very Strong) from Fitch Ratings A1 (Good Security) from Moody’s 8

Consistent, Profitable Growth 9 Premium See Notice About This Presentation ($ in millions) CAGR (2008-2013) GWP: 2.9% NWP: 1.8% NEP: 2.2%

Underwriting Focus 10 Underwriting Ratios See Notice About This Presentation

See Notice About This Presentation Effective Catastrophe Management 11 1 1/1/14 PML excludes reinstatement premiums and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity

See Notice About This Presentation 12 YTD 2Q14 Results

See Notice About This Presentation Earnings Per Share 13 YTD 2Q13 actual $1.92 EPS YTD 2Q14 actual $2.04 EPS A new half-year record

See Notice About This Presentation Book Value Growth 14 Note: Results are second quarter year-to-date 2014. 6.8% As reported 4.2% Excluding AOCI

See Notice About This Presentation Combined Ratio 15 83.2% Target: mid-80s Note: Results are second quarter year-to-date 2014.

See Notice About This Presentation Expense Ratio Low expense ratio = competitive advantage 16 26.0% Note: Results are second quarter year-to-date 2014.

Note: Results are second quarter year-to-date 2014. 1 Operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 32. See Notice About This Presentation Operating Return on Equity1 17 10.7% Target: 10% above 90-day T-bill

See Notice About This Presentation 18 Segment Results

Underwriting Segment Overview ($ in millions) 19 See Notice About This Presentation Gross Written Premium Net Earned Premium Combined Ratio YTD 2Q13 Total: $1,530 YTD 2Q14 Total: $1,579 YTD 2Q13 Total: $1,123 YTD 2Q14 Total: $1,135 YTD 2Q13 Total: 84.5% YTD 2Q14 Total: 83.2% Segment Pretax Earnings YTD 2Q13 Total: $188 YTD 2Q14 Total: $204 Note: Totals for GWP and NEP include Exited Lines.

See Notice About This Presentation U.S. Property & Casualty 20 Note: Results are second quarter year-to-date 2014. 80.0% combined ratio – 8 point improvement in loss ratio 21% earnings growth 21% GWP growth in Liability led by Primary Casualty 25% NEP growth in Sports & Entertainment Continued focus on maintaining or improving margins in a competitive environment Gross Written Premium $357M

See Notice About This Presentation Professional Liability 21 79.3% combined ratio – 1 point improvement in loss ratio Flat GWP driven by continued decreases in DFP and competition Mid-single digit price increases led by U.S. business Leader in worldwide D&O market Gross Written Premium $246M Note: Results are second quarter year-to-date 2014.

See Notice About This Presentation Accident & Health 22 87.7% combined ratio – consistent with prior year 13% GWP growth, including strong growth from Short-term Medical Price increases above loss trends – market competitive but stable Medical Stop-loss not subject to Affordable Care Act Growth opportunities expected as Private Exchange market develops Gross Written Premium $486M Note: Results are second quarter year-to-date 2014.

See Notice About This Presentation U.S. Surety & Credit 23 83.9% combined ratio Consistent, strong underwriting results Competitive environment in all lines; successfully maintaining margins Improvements in U.S. and global economic recovery will benefit this segment Gross Written Premium $113M Note: Results are second quarter year-to-date 2014.

See Notice About This Presentation International 24 78.7% combined ratio – 10 point improvement in loss ratio 40.1% accident year loss ratio 3% NWP growth Continued strong performance from Liability, particularly UK Professional Indemnity Gross Written Premium $376M Note: Results are second quarter year-to-date 2014.

See Notice About This Presentation Investments 25 High quality portfolio with average rating of “AA” Investment leverage of 2x Buy and hold strategy with ample liquidity to fund liabilities No significant changes in portfolio during 2Q14 Sold portion of equity portfolio in July, realizing gains of $35M Fixed Maturity Securities $6,333 Equity Securities 449 Short-term Investments 342 Total Investments $7,124 ($ in millions) Note: Results as of 6/30/14.

See Notice About This Presentation Investment Portfolio 26 Average Rating AA Average Duration 4.7 years Average Life 8.2 years Average Yield 3.5% Average Tax Equivalent Yield 4.4% Fixed Maturity Securities Asset Allocation Dividend Yield 4.0% Beta 0.8 Equity Securities Note: Results as of 6/30/14.

See Notice About This Presentation 27 Peer Comparison

28 Total Value Creation – 10 Years Source: Dowling & Partners; data through 12/31/13. Note: Total Value Creation is growth in tangible book value per share including dividends. See Notice About This Presentation

See Notice About This Presentation Outperformance with Low Volatility – 10 Years 29 Source: Dowling & Partners; data through 12/31/13.

9.3 point difference versus peers over last year 11.5 point difference versus peers over last three years 10.8 point difference versus peers over last five years See Notice About This Presentation Combined Ratio – HCC versus Peer Group 30 1 Year 3 Year2 5 Year2 1 Calculated by HCC using 12/31/13 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 Reflects average for three-year and five-year results. 1 1 1 83.4% 92.7% 86.0% 97.5% 85.5% 96.3% HCC Peers HCC Peers HCC Peers

See Notice About This Presentation HCC’s Value Proposition Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of profitable growth and strong underwriting performance Lowest expense ratio amongst industry peers High quality investment portfolio Disciplined capital management Strong risk management practices Broadly experienced team 31

See Notice About This Presentation Reconciliation of Non-GAAP Financial Measure to GAAP NON-GAAP FINANCIAL MEASURE: Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income. Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally. 32 Six months ended June 30, 2014 $205,047 16,348 (4,340) Total items excluded from operating earnings 12,008 $193,039 $3,674,430 118,651 $3,555,779 $3,914,055 220,422 $3,693,633 $3,624,706 10.7% Numerator: (In thousands) Foreign currency expense* GAAP net earnings Exclude: Net realized investment gain* Beginning equity, as adjusted GAAP equity - end of period GAAP equity - beginning of period Exclude - Accumulated other comprehensive income Operating earnings Denominator: Annualized operating return on equity *Net of tax, calculated using 35% statutory tax rate. Average equity, as adjusted Exclude - Accumulated other comprehensive income Ending equity, as adjusted

See Notice About This Presentation 33